UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005

CIBER, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23488	38-2046833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 220-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement.

On July 11, 2005, CIBER, Inc. amended its line of credit with Wells Fargo Bank, N.A.  Effective with this amendment, the line of credit was increased to $70 million and it will automatically reduce to $60 million on December 31, 2005.

A copy of the amendment is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Exhibits.

99.1                           Fourth Amendment to Amended and Restated Credit and Security Agreement dated as of July 11, 2005 between CIBER, Inc. and Wells Fargo Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, Inc.

Date:	July 12, 2005	By:	/s/ David G. Durham
David G. Durham
Chief Financial Officer, Senior
Vice President and Treasurer